Exhibit 99.1

Lantronix Reports Record Results for Second Quarter of Fiscal 2022

•	Record Second-Quarter Net Revenue of $33.7 Million, up 103 Percent Year-Over-Year, 22 Percent Sequentially
•	Second-Quarter GAAP EPS of ($0.08) vs. ($0.05) in the Prior Year
•	Second-Quarter Non-GAAP EPS of $0.10 vs. $0.03 in the Prior Year
•	Cash Balance Growth to $36.4 Million

IRVINE, Calif., Feb. 10, 2022 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for Intelligent IT and Internet of Things (IoT), today reported results for the second quarter of fiscal 2022.

Net revenue totaled $33.7 million, up 103 percent year-over-year and up 22 percent sequentially.

GAAP EPS of ($0.08), compared to ($0.05) in the prior year and ($0.08) in the prior quarter.

Non-GAAP EPS of $0.10, compared to $0.03 in the prior year and $0.08 in the prior quarter.

Business Outlook

After tempering its expected results for continued supply chain dynamics, the company raised its full year fiscal 2022 revenue guidance to a range of $112.5 million to $127.5 million, representing growth of 57 to 78 percent year over year. After adjusting the share count for its recent capital raise, the company expects non-GAAP EPS in the range of $0.32 to $0.40 cents per share.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Thursday, Feb. 10, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the second quarter of fiscal 2022 that ended Dec. 31, 2021. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q2 FY 2022 call. The webcast will be available simultaneously via the investor relations section of the Company’s website at www.lantronix.com.

Investors can access a replay of the conference call starting at approximately 5:00 p.m. Pacific Time on Thursday, Feb. 10, 2022, at www.lantronix.com. A telephonic replay will also be available through Feb. 17, 2022, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 3413427.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

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References in this Report to “fiscal 2021” refer to the fiscal year ended December 31, 2021, and references to “fiscal 2022” refer to the fiscal year ending December 31, 2022.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, and (x) amortization of manufacturing profit in acquired inventory.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2022, our ongoing integration of the Transition Networks and Net2Edge businesses we recently acquired from Communications Systems, Inc. (the “TN Companies”), and our expectations regarding supply chain dynamics affecting our business. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains; our ability to successfully implement our acquisitions strategy or integrate acquired companies, including the TN Companies; uncertainty as to the future profitability of acquired businesses, including the TN Companies, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, including in the section entitled “Risk Factors” in Item 1A of Part I of that report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2021 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	December 31,	June 30,
	2021	2021
Assets
Current assets:
Cash and cash equivalents	$36,364	$9,739
Accounts receivable, net	23,865	13,515
Inventories	29,369	15,059
Contract manufacturers' receivables	1,752	1,960
Prepaid expenses and other current assets	2,987	2,880
Total current assets	94,337	43,153
Property and equipment, net	1,829	1,577
Goodwill	18,757	15,810
Purchased intangible assets, net	17,516	9,355
Lease right-of-use assets	1,788	2,431
Other assets	251	240
Total assets	$134,478	$72,566

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$13,306	$9,122
Accrued payroll and related expenses	5,103	4,942
Current portion of long-term debt, net	1,466	1,472
Other current liabilities	10,288	7,328
Total current liabilities	30,163	22,864
Long-term debt, net	26,520	2,210
Other non-current liabilities	1,286	1,396
Total liabilities	57,969	26,470

Commitments and contingencies

Stockholders' equity:
Common stock	3	3
Additional paid-in capital	284,976	249,885
Accumulated deficit	(208,841)	(204,163)
Accumulated other comprehensive income	371	371
Total stockholders' equity	76,509	46,096
Total liabilities and stockholders' equity	$134,478	$72,566

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020
Net revenue	$33,681	$27,705	$16,585	$61,386	$33,731
Cost of revenue	19,241	15,242	9,589	34,483	18,496
Gross profit	14,440	12,463	6,996	26,903	15,235
Operating expenses:
Selling, general and administrative	8,935	7,906	4,853	16,841	9,752
Research and development	4,310	4,041	2,449	8,351	5,021
Restructuring, severance and related charges	167	542	137	709	229
Acquisition-related costs	68	541	–	609	–
Fair value remeasurement of earnout consideration	1,259	–	–	1,259	–
Amortization of purchased intangible assets	1,440	1,193	879	2,633	1,761
Total operating expenses	16,179	14,223	8,318	30,402	16,763
Loss from operations	(1,739)	(1,760)	(1,322)	(3,499)	(1,528)
Interest expense, net	(595)	(379)	(82)	(974)	(167)
Other income (expense), net	45	(102)	2	(57)	41
Loss before income taxes	(2,289)	(2,241)	(1,402)	(4,530)	(1,654)
Provision for income taxes	106	42	57	148	107
Net loss	$(2,395)	$(2,283)	$(1,459)	$(4,678)	$(1,761)
Net loss per share - basic and diluted	$(0.08)	$(0.08)	$(0.05)	$(0.15)	$(0.06)
Weighted-average common shares - basic and diluted	31,848	29,228	28,661	30,540	28,516

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2021	2021	2020	2021	2020

GAAP net loss	$(2,395)	$(2,283)	$(1,459)	$(4,678)	$(1,761)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	100	100	85	200	143
Employer portion of withholding taxes on stock grants	7	1	–	8	–
Amortization of manufacturing profit in acquired inventory	200	180	181	380	358
Depreciation and amortization	128	136	–	264	7
Total adjustments to cost of revenue	435	417	266	852	508
Selling, general and administrative:
Share-based compensation	1,178	1,126	671	2,304	1,116
Employer portion of withholding taxes on stock grants	91	13	6	104	11
Depreciation and amortization	75	67	37	142	92
Total adjustments to selling, general and administrative	1,344	1,206	714	2,550	1,219
Research and development:
Share-based compensation	222	255	135	477	235
Employer portion of withholding taxes on stock grants	10	8	2	18	8
Depreciation and amortization	74	71	50	145	83
Total adjustments to research and development	306	334	187	640	326
Restructuring, severance and related charges	167	542	137	709	229
Acquisition related costs	68	541	–	609	–
Fair value remeasurement of earnout consideration	1,259	–	–	1,259	–
Amortization of purchased intangible assets	1,440	1,193	879	2,633	1,761
Total non-GAAP adjustments to operating expenses	4,584	3,816	1,917	8,400	3,535
Interest (income) expense, net	595	379	82	974	167
Other (income) expense, net	(45)	102	(2)	57	(41)
Provision for income taxes	106	42	57	148	107
Total non-GAAP adjustments	5,675	4,756	2,320	10,431	4,276
Non-GAAP net income	$3,280	$2,473	$861	$5,753	$2,515

Non-GAAP net income per share - diluted	$0.10	$0.08	$0.03	$0.18	$0.08

Denominator for GAAP net income per share - diluted	31,848	29,228	28,661	30,540	28,516
Non-GAAP adjustment	2,145	1,672	1,695	1,964	1,854
Denominator for non-GAAP net income per share - diluted	33,993	30,900	30,356	32,504	30,370

GAAP operating expenses	$16,179	$14,223	$8,318	$30,402	$16,763
Non-GAAP adjustments to operating expenses	(4,584)	(3,816)	(1,917)	(8,400)	(3,535)
Non-GAAP operating expenses	$11,595	$10,407	$6,401	$22,002	$13,228

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Six Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
IoT	$28,521	$22,831	$13,402	$51,352	$28,022
REM	4,977	4,766	3,095	9,743	5,497
Other	183	108	88	291	212
	$33,681	$27,705	$16,585	$61,386	$33,731

	Three Months Ended			Six Months Ended
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Americas	$20,073	$18,227	$8,023	$38,300	$18,952
EMEA	5,751	4,659	4,740	10,410	7,379
Asia Pacific Japan	7,857	4,819	3,822	12,676	7,400
	$33,681	$27,705	$16,585	$61,386	$33,731

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